UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 25, 2006

CITIZENS COMMUNITY BANCORP

(Exact name of Registrant as specified in its Charter)

United States	000-50585	20-0663325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (715) 836-9994

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement

         On April 25, 2006, the Registrant announced the adoption of a Plan of Conversion and Reorganization pursuant to which the Registrant will convert from the mutual holding company form of organization to a full stock company.

         For further details, reference is made to the legal notice dated April 25, 2006, which is attached hereto as Exhibit 99 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits

            (d)     The following exhibit is filed as part of this report.

                     Exhibit 99        Legal notice dated April 25, 2006

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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS COMMUNITY BANCORP

Date: April 26, 2006	By: /s/ John D. Zettler John D. Zettler Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Legal notice dated April 25, 2006

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